UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 4, 2010

BIOMODA, INC.
(Exact name of registrant as specified in its charter)

New Mexico	333-90738	85-0392345
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

609 Broadway NE Albuquerque, NM	87102
(Address of Principal Executive Offices)	(Zip Code)

(505) 821-0875
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.03                  Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

Biomoda, Inc. (the “Company”) filed an amendment to its Articles of Incorporation with the New Mexico Public Regulatory Commission to increase the Company’s authorized Common Stock to one hundred and fifty million (150,000,000) shares.  The amendment was approved by holders of a majority of the outstanding shares of the Company through a Proxy Statement that was mailed to stockholders on April 16, 2010.  The company held a Special Meeting of Shareholders on May 29, 2010.

The amendment to the Company’s Articles of Incorporation was approved and filed with the New Mexico Public Regulatory Commission on June 3, 2010.

Exhibit No.                Description of Exhibit
3.1                               Amendment to Articles of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOMODA, INC.

Date: June 4, 2010	By:	/s/ John J. Cousins
John J. Cousins
President